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                                                                   EXHIBIT 10-TT

                            AMENDMENT NUMBER 2 TO
               AMENDED AND RESTATED TRANSFER AND ADMINISTRATION
                                  AGREEMENT



        AMENDMENT NUMBER 2 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of July 29, 1997, among TECH DATA FINANCE, INC., a California corporation, as transferor (the "Transferor"), TECH DATA CORPORATION, a Florida corporation ("Tech Data"), as collection agent and as guarantor (in such capacities respectively, the "Collection Agent" and the "Guarantor"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), and NATIONSBANK, N.A., a national banking association ("NationsBank"), as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor, amending that certain Amended and Restated Transfer and Administration Agreement dated as of January 21, 1997 among the Transferor, the Collection Agent, the Guarantor, the Company, the Agent and the Bank Investor, as amended by Amendment Number 1 thereto, dated as of March 3, 1997 (the "Original Agreement" and said agreement as amended by this Amendment, the "Agreement").

        WHEREAS, the Transferor has requested that the Company and the Agent agree to an increase in the Facility Limit and the Maximum Net Investment under the Original Agreement;

        WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendments; and

        WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

        SECTION 1. Amendment to Definitions. (a) The definition of "Facility Limit" is hereby amended by deleting the amount "331,500,000" in the text thereof and replacing it with the amount "408,000,000".
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        (b)  The definition of "Maximum Net Investment" is hereby amended by deleting the amount "325,000,000" in the text thereof and replacing it with the amount "400,000,000".

        (c) The definition of "Loss Reserve" is hereby amended by deleting the amount "27,100,000" in the text of the final paragraph thereof and replacing it with the amount "33,000,000".

        SECTION 2. Conditions Precedent. This Amendment shall not become effective until the Agent shall have received the following:

        (a) A copy of the Resolutions of the Board of Directors of the Transferor and Tech Data certified by its Secretary approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder;

        (b) A Certificate of the Secretary of the Transferor and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder (on which Certificates the Company, the Agent and the Bank Investors may conclusively rely until such time as the Agent shall receive from the Transferor and Tech Data a revised Certificate meeting the requirements of this clause (b)(i)) and (ii) a copy of the Transferor's and Tech Data's By-Laws;

        (c) An opinion of David Vetter, counsel to Tech Data, with respect to certain corporate matters and the enforceability of the Agreement as amended hereby in form and substance acceptable to the Agent;

        (d) An opinion of Heller, Ehrman, White & McAuliffe, special California counsel to the Transferor, addressing certain corporate matters and the enforceability of the Agreement as amended hereby in form and substance acceptable to the Agent; and

        (e) A responsible officer's certificate of the Transferor and Tech Data executed by Arthur W. Singleton, Secretary of the Transferor and Tech Data, respectively.

        SECTION 3. Representations and Warranties. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In

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addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section
3.3 of the Original Agreement.

        SECTION 4. Amendment and Waiver. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the Transferor, the Company, the Agent and the Majority Investors.

        SECTION 5. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; provided, however, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.

        SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        SECTION 7. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 8. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


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        SECTION 9.  Ratification.  Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.

             THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK


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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written above.

                           ENTERPRISE FUNDING CORPORATION,
                             as Company


                           By:  /s/ Stewart L. Cutler
                                -------------------------------
                                Name:  Stewart L. Cutler
                                Title: Vice President


                           TECH DATA FINANCE, INC.,
                             as Transferor


                           By: /s/ Arthur W. Singleton
                               -------------------------------
                                Name:  Arthur W. Singleton
                                Title:  Vice President

                           TECH DATA CORPORATION,
                             as Collection Agent and Guarantor


                           By: /s/ Arthur W. Singleton
                               -------------------------------
                               Name: Arthur W. Singleton
                               Title: Vice President


                           NATIONSBANK, N.A.,
                             as Agent and Bank Investor


                           By: /s/ Michelle M. Heath
                              --------------------------------
                              Name: Michelle M. Heath
                              Title: Senior Vice President